UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2019
TECOGEN INC. (NASDAQ: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.001 par value per share	TGEN	NASDAQ

INFORMATION TO BE INCLUDED IN REPORT
Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

In light of the approval at the June 6, 2019 Annual Meeting of its stockholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every three years, on July 22, 2019, the Board of Directors of Tecogen Inc. unanimously voted to approve the inclusion of a stockholder vote on the compensation of named executive officers in its proxy materials every three years until its next vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
July 24, 2019	Bonnie Brown, Principal Financial & Accounting Officer